UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2016

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 23, 2016, Coherus BioSciences, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”), to issue and sell to the Underwriter 3,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in an underwritten public offering. The Underwriter agreed to purchase the Shares from the Company at a price of $18.00 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriter an option, exercisable for 30 days, to purchase up to an additional 525,000 shares of Common Stock on the same terms and conditions as the Shares. After estimated offering expenses, the Company expects to receive net proceeds from the offering of approximately $60.1 million (or approximately $69.1 million if the Underwriter exercises in full its option to purchase additional shares).

The Shares will be issued pursuant to a shelf registration statement on Form S-3 that the Company filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2015 (File No. 333-208625), declared effective by the SEC on January 21, 2016. A prospectus supplement relating to the offering has been filed with the SEC. The closing of the offering is expected to take place on May 26, 2016, subject to customary closing conditions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the legal opinion and consent of Latham & Watkins LLP relating to the Shares issued and sold in the offering is attached as Exhibit 5.1 hereto.

Item 8.01.	Other Events.

The full text of the press release announcing the proposed underwritten public offering on May 23, 2016 and the full text of the press release announcing the pricing of the underwritten public offering on May 23, 2016 are attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERUS BIOSCIENCES, INC.

Date: May 26, 2016	By:	/s/ Jean-Frédéric Viret
	Name:	Jean-Frédéric Viret
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 23, 2016, between Coherus BioSciences, Inc. and Barclays Capital Inc.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

99.1	Press release issued by Coherus BioSciences, Inc. on May 23, 2016.

99.2	Press release issued by Coherus BioSciences, Inc. on May 23, 2016.